Pricing Supplement Dated September 26, 2005                Rule 424(b)(3)
(To Prospectus Dated November 1, 2004)                     File No. 333-111380

                      GENERAL MOTORS ACCEPTANCE CORPORATION
                          Demand Notes - Floating Rate
----------------------------------------------------------------------------

Annual Yield:                4.75%

Effective Dates:             09/26/05 thru 10/02/05

----------------------------------------------------------------------------